Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
Second Quarter 2007
Table of Contents

Page

Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Corporate and other
Earnings Before Interest Expense and Income Taxes	12

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Operating revenues	$1,198	$1,089	$2,220	$2,426

Operating expenses
Cost of products and services	60	70	115	132
Operation and maintenance	329	338	630	623
Depreciation, depletion and amortization	286	256	557	506
Taxes, other than income taxes	72	62	132	119

	747	726	1,434	1,380

Operating income	451	363	786	1,046

Earnings from unconsolidated affiliates	44	37	81	66
Loss on debt extinguishment	(86)	(3)	(287)	(9)
Other income, net	61	41	106	91

	19	75	(100)	148

Earnings before interest expense, income taxes, and other charges	470	438	686	1,194

Interest and debt expense	(231)	(316)	(514)	(647)

Income before income taxes	239	122	172	547

Income taxes	70	(12)	51	112

Income from continuing operations	169	134	121	435

Discontinued operations, net of income taxes	(3)	16	674	71

Net income	166	150	795	506

Preferred stock dividends	10	9	19	19

Net income available to common stockholders	$156	$141	$776	$487

Earnings per common share
Basic
Income from continuing operations	$0.23	$0.19	$0.15	$0.63
Discontinued operations, net of income taxes	—	0.02	0.97	0.11

Net income per common share	$0.23	$0.21	$1.12	$0.74

Diluted
Income from continuing operations	$0.22	$0.19	$0.15	$0.60
Discontinued operations, net of income taxes	—	0.02	0.96	0.10

Net income per common share	$0.22	$0.21	$1.11	$0.70

Weighted average common shares outstanding
Basic	696	671	695	664

Diluted	757	732	699	724

Dividends declared per common share	$0.04	$0.04	$0.08	$0.08

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2007		2006				Year-to-Date
(In millions, except per common share amounts)	First	Second	First	Second	Third	Fourth	2007	2006

Operating revenues	$1,022	$1,198	$1,337	$1,089	$942	$913	$2,220	$2,426

Operating expenses
Cost of products and services	55	60	62	70	69	37	115	132
Operation and maintenance	301	329	285	338	334	380	630	623
Depreciation, depletion and amortization	271	286	250	256	260	281	557	506
Taxes, other than income taxes	60	72	57	62	61	52	132	119

Total operating expenses	687	747	654	726	724	750	1,434	1,380

Operating income	335	451	683	363	218	163	786	1,046

Earnings from unconsolidated affiliates	37	44	29	37	55	24	81	66
Loss on debt extinguishment	(201)	(86)	(6)	(3)	(17)	—	(287)	(9)
Other income, net	45	61	50	41	51	62	106	91

Earnings before interest expense, income taxes and other charges	216	470	756	438	307	249	686	1,194

Interest and debt expense	(283)	(231)	(331)	(316)	(294)	(287)	(514)	(647)

Income (loss) before income taxes	(67)	239	425	122	13	(38)	172	547

Income taxes	(19)	70	124	(12)	(98)	(23)	51	112

Income (loss) from continuing operations	(48)	169	301	134	111	(15)	121	435

Discontinued operations, net of income taxes	677	(3)	55	16	24	(151)	674	71

Consolidated net income (loss)	629	166	356	150	135	(166)	795	506

Preferred stock dividends	9	10	10	9	9	9	19	19

Net income (loss) available to common stockholders	$620	$156	$346	$141	$126	$(175)	$776	$487

Basic earnings (losses) per common share	$0.89	$0.23	$0.53	$0.21	$0.18	$(0.25)	$1.12	$0.74

Diluted earnings (losses) per common share	$0.89	$0.22	$0.49	$0.21	$0.18	$(0.25)	$1.11	$0.70

Basic average common shares outstanding	694	696	656	671	693	693	695	664

Diluted average common shares outstanding	694	757	724	732	697	693	699	724

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2007		2006				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2007	2006

Operating revenues
Pipelines	$644	$614	$643	$580	$582	$597	$1,258	$1,223
Exploration and Production	505	575	466	462	456	470	1,080	928
Marketing	(135)	(16)	205	18	(105)	(176)	(151)	223
Power	—	—	1	2	3	—	—	3
Corporate and other, including eliminations (1)	8	25	22	27	6	22	33	49

Consolidated total	$1,022	$1,198	$1,337	$1,089	$942	$913	$2,220	$2,426

Depreciation, depletion and amortization
Pipelines	$94	$91	$93	$93	$92	$92	$185	$186
Exploration and Production	170	189	146	156	163	180	359	302
Marketing	1	1	1	1	1	1	2	2
Power	—	—	—	1	—	1	—	1
Corporate and other (1)	6	5	10	5	4	7	11	15

Consolidated total	$271	$286	$250	$256	$260	$281	$557	$506

Operating income (loss)
Pipelines	$324	$276	$321	$251	$221	$270	$600	$572
Exploration and Production	177	229	191	161	138	135	406	352
Marketing	(136)	(20)	200	8	(113)	(186)	(156)	208
Power	(5)	(9)	(15)	(17)	(14)	(15)	(14)	(32)
Corporate and other (1)	(25)	(25)	(14)	(40)	(14)	(41)	(50)	(54)

Consolidated total	$335	$451	$683	$363	$218	$163	$786	$1,046

Earnings (losses) before interest expense and income taxes (EBIT)
Pipelines	$364	$318	$346	$286	$253	$302	$682	$632
Exploration and Production	179	235	199	163	141	137	414	362
Marketing	(135)	5	208	13	(108)	(184)	(130)	221
Power	18	16	3	10	38	31	34	13
Corporate and other (1)	(210)	(104)	—	(34)	(17)	(37)	(314)	(34)

Consolidated total	$216	$470	$756	$438	$307	$249	$686	$1,194

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses. Refer to page 12 for details.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007		2006				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2007	2006

Operating revenues	$644	$614	$643	$580	$582	$597	$1,258	$1,223

Operating expenses
Operation and maintenance	192	207	194	201	233	205	399	395
Depreciation, depletion and amortization	94	91	93	93	92	92	185	186
Taxes, other than income taxes	34	40	35	35	36	30	74	70

Total operating expenses	320	338	322	329	361	327	658	651

Operating income	324	276	321	251	221	270	600	572

Equity earnings and other income, net	40	42	25	35	32	32	82	60

Earnings before interest expense and income taxes (EBIT)	$364	$318	$346	$286	$253	$302	$682	$632

Discontinued Operations — ANR (1)
Operating revenues	$101	$—	$194	$125	$120	$142	$101	$319
Operating expenses and other income	(957)	5	62	76	68	65	(952)	138

EBIT	$1,058	$(5)	$132	$49	$52	$77	$1,053	$181

(1)	In December 2006, we agreed to sell our ANR pipeline Company, our Michigan storage assets and our 50-percent interest in Great Lakes Gas Transmission to TransCanada Corporation and its affiliates. We closed the transaction in February 2007 and recorded a gain of $1,007 million. In the second quarter of 2007, we reduced the gain by $5 million.

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2007		2006				Year-to-Date
	First	Second	First	Second	Third	Fourth	2007	2006

Tennessee Gas Pipeline	5,084	4,447	4,936	4,508	4,500	4,201	4,757	4,721
Southern Natural Gas	2,339	2,120	2,151	2,064	2,307	2,146	2,229	2,107
El Paso Natural Gas (1)	4,226	4,088	4,094	4,093	4,484	4,343	4,157	4,093
Colorado Interstate Gas (2)	4,762	4,779	3,807	4,142	4,579	4,665	4,771	3,974
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50

Total	16,461	15,484	15,038	14,857	15,920	15,405	15,964	14,945

Equity Investments (Ownership Percentage)
Citrus (50%)	887	979	892	1,103	1,148	892	933	998
Samalayuca & Gloria a Dios (50%)	217	223	215	223	227	220	225	219
San Fernando (50%)	475	475	475	475	475	475	475	475

Total	1,579	1,677	1,582	1,801	1,850	1,587	1,633	1,692

Total throughput	18,040	17,161	16,620	16,658	17,770	16,992	17,597	16,637

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007		2006				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2007	2006

Operating revenues
Natural gas	$408	$459	$366	$326	$357	$357	$867	$692
Oil, condensate and natural gas liquids (NGL)	88	111	90	118	119	103	199	208
Other (1)	9	5	10	18	(20)	10	14	28

Total operating revenues	505	575	466	462	456	470	1,080	928

Operating expenses
Depreciation, depletion and amortization	170	189	146	156	163	180	359	302
Production costs	86	84	64	79	92	96	170	143
Cost of products and services	24	19	22	22	23	20	43	44
General and administrative expenses	46	49	42	41	38	35	95	83
Other	2	5	1	3	2	4	7	4

Total operating expenses	328	346	275	301	318	335	674	576

Operating income	177	229	191	161	138	135	406	352

Equity earnings and other income, net	2	6	8	2	3	2	8	10

Earnings before interest expense and income taxes (EBIT)	$179	$235	$199	$163	$141	$137	$414	$362

(1)	Includes mark-to-market earnings / (losses) on derivatives not designated as accounting hedges.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2007		2006				Year-to-Date
	First	Second	First	Second	Third	Fourth	2007	2006

Natural Gas Sales Volumes (MMcf/d)
Onshore	321	324	297	303	308	312	323	300
Texas Gulf Coast	162	171	164	155	152	150	167	160
Gulf of Mexico and South Louisiana	134	150	91	112	138	154	142	102
International	13	12	26	19	19	14	12	22

Total Natural Gas Sales Volumes	630	657	578	589	617	630	644	584

Oil, Condensate and NGL Sales Volumes (MBbls/d)
Onshore	7	7	6	7	7	7	7	6
Texas Gulf Coast	4	5	5	5	5	5	5	5
Gulf of Mexico and South Louisiana	8	8	7	9	8	9	8	8
International	1	1	1	1	1	1	1	1

Total Oil, Condensate and NGL Sales Volumes	20	21	19	22	21	22	21	20

Equivalent Sales Volumes (MMcfe/d)
Onshore	363	368	334	345	349	354	365	340
Texas Gulf Coast	189	202	195	187	183	182	196	191
Gulf of Mexico and South Louisiana	182	202	133	165	189	209	192	149
International	16	14	32	22	23	17	15	27

Total Equivalent Sales Volumes	750	786	694	719	744	762	768	707

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	54	53	50	49	48	52	54	49
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	3	3	3	3
Total Equivalent Sales Volumes (MMcfe/d)	70	71	71	66	66	68	70	68

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.19	$7.67	$7.03	$6.08	$6.30	$6.15	$7.44	$6.55
Natural gas excluding hedges ($/Mcf)	$6.46	$7.17	$7.77	$6.34	$6.31	$6.21	$6.83	$7.05
Oil, condensate and NGL including hedges ($/Bbl)	$49.32	$56.87	$51.25	$60.64	$60.81	$50.58	$53.25	$56.22
Oil, condensate and NGL excluding hedges ($/Bbl)	$50.07	$57.50	$52.60	$60.64	$60.81	$50.58	$53.94	$56.85

Transportation costs
Natural gas ($/Mcf)	$0.31	$0.24	$0.24	$0.22	$0.23	$0.24	$0.27	$0.23
Oil, condensate and NGL ($/Bbl)	$0.76	$0.68	$1.25	$0.80	$0.71	$0.58	$0.72	$1.01

Cash operating costs ($/Mcfe)
Average lease operating costs	$0.95	$0.85	$0.73	$0.87	$1.03	$1.12	$0.89	$0.81
Average production taxes	0.32	0.33	0.29	0.33	0.32	0.24	$0.33	$0.31

Total production costs	1.27	1.18	1.02	1.20	1.35	1.36	$1.22	$1.12
Average general and administrative expenses	0.69	0.68	0.67	0.62	0.57	0.50	$0.69	$0.64
Average taxes, other than production and income taxes	0.03	0.06	0.02	0.04	0.03	0.05	$0.05	$0.03

Total cash operating costs	$1.99	$1.92	$1.71	$1.86	$1.95	$1.91	$1.96	$1.79

Unit of production depletion costs ($/Mcfe)	$2.40	$2.52	$2.20	$2.24	$2.27	$2.45	$2.46	$2.22

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007		2006				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2007	2006

Gross margin	$(135)	$(16)	$205	$18	$(105)	$(176)	$(151)	$223

Operating expenses
Operation and maintenance	—	3	3	9	6	10	3	12
Depreciation, depletion and amortization	1	1	1	1	1	1	2	2
Taxes, other than income taxes	—	—	1	—	1	(1)	—	1

Total operating expenses	1	4	5	10	8	10	5	15

Operating income (loss)	(136)	(20)	200	8	(113)	(186)	(156)	208

Other income, net	1	25	8	5	5	2	26	13

Earnings (loss) before interest expense and income taxes (EBIT)	$(135)	$5	$208	$13	$(108)	$(184)	$(130)	$221

MARKETING
OPERATING DATA

	2007		2006				Year-to-Date
($ in millions)	First	Second	First	Second	Third	Fourth	2007	2006

Price Risk Management Statistics
Forward Trading Book	$(917)	$(894)	$(540)	$(523)	$(609)	$(433)	$(894)	$(523)

Average VAR (1)	$5	$2	$11	$9	$6	$4	$4	$10

Physical Gas Delivery (BBtu/d)	1,098	1,176	1,230	1,194	1,252	1,217	1,137	1,212
Physical Power Sales (MMWh)	1,312	1,315	10,392	7,991	3,500	1,957	2,627	18,383
Financial Settlements (BBtue/d)	1,812	2,560	5,759	5,517	5,313	5,173	2,188	$5,637

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 6/30/07	2
Average VAR-95% Confidence Level during 2007	4
High VAR-95% Confidence Level during 2007	6
Low VAR-95% Confidence Level during 2007	2

		June 30, 2007
		Return of
Risk Management Assets and Liabilities	Forward	Cash	Total Cash
Mark to Market Value and Cash Liquidation	Trading Book	Collateral (2)	Expectations
2007	$(88)	$(141)	$(229)
2008	(194)	102	(92)
2009	(179)	30	(149)
2010	(122)	16	(106)
2011	(100)	15	(85)
Remainder	(211)	16	(195)

Total	$(894)	$38	$(856)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration and Production’s segment’s non-trading book.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007		2006				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2007	2006

Gross margin and other revenue	$(1)	$(2)	$—	$—	$—	$(1)	$(3)	$—

Operating expenses
Operation and maintenance	4	7	14	16	14	13	11	30
Depreciation, depletion and amortization	—	—	—	1	—	1	—	1
Taxes, other than income taxes	—	—	1	—	—	—	—	1

Total operating expenses	4	7	15	17	14	14	11	32

Operating loss	(5)	(9)	(15)	(17)	(14)	(15)	(14)	(32)

Equity earnings and other income, net	23	25	18	27	52	46	48	45

Earnings before interest expense and income taxes (EBIT)	$18	$16	$3	$10	$38	$31	$34	$13

EBIT by Region:
Domestic Power	$—	$—	$(6)	$(3)	$11	$8	$—	$(9)
International Power	21	22	10	16	20	5	43	26
Power G&A and Other	(3)	(6)	(1)	(3)	7	18	(9)	(4)

Total Power	$18	$16	$3	$10	$38	$31	$34	$13

Discontinued operations
EBIT	$—	$—	$(15)	$4	$(3)	$(4)	$—	$(11)

CORPORATE AND OTHER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007		2006				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2007	2006

Gross margin and other revenue	$9	$12	$9	$8	$(2)	$8	$21	$17

Operating expenses
Operation and maintenance	26	28	12	41	7	39	54	53
Depreciation, depletion and amortization	6	5	10	5	4	7	11	15
Taxes, other than income taxes	2	4	1	2	1	3	6	3

Total operating expenses	34	37	23	48	12	49	71	71

Operating loss	(25)	(25)	(14)	(40)	(14)	(41)	(50)	(54)

Loss on debt extinguishment	(201)	(86)	(6)	(3)	(17)	—	(287)	(9)
Equity earnings and other income, net	16	7	20	9	14	4	23	29

Earnings (losses) before interest expense and income taxes (EBIT)	$(210)	$(104)	$—	$(34)	$(17)	$(37)	$(314)	$(34)

EBIT by Business Unit:
Telecom	$4	$1	$2	$1	$(1)	$3	$5	$3
Corporate	(214)	(105)	(2)	(35)	(16)	(40)	(319)	(37)

Total EBIT	$(210)	$(104)	$—	$(34)	$(17)	$(37)	$(314)	$(34)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.